UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 30, 2013

KCG Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-54991	38-3898306
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Washington Boulevard Jersey City, New Jersey		07310
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (201) 222-9400

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets

Effective November 30, 2013, KCG Holdings, Inc. (“KCG”) and Knight Libertas Holdings, LLC (“Libertas”), a Delaware limited liability company and an indirect wholly owned subsidiary of KCG, completed the previously-announced sale (the “Transaction”) of Urban Financial of America, LLC, a Delaware limited liability company and a wholly owned subsidiary of Libertas (previously, Urban Financial Group, Inc., and “Urban”), to UFG Holdings, LLC, a Delaware limited liability company owned by an investor group led by Brian Libman (“UFG”). The Transaction was completed pursuant to a Stock Purchase Agreement (the “Agreement”), dated as of July 29, 2013, by and between KCG, Libertas and UFG. At closing, all of the issued and outstanding membership interests of Urban were acquired by UFG.

The foregoing description of the Transaction and the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is incorporated herein by reference as Exhibit 2.1. On December 2, 2013, KCG issued a press release announcing the completion of the Transaction, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Certain statements in the Exhibits to this Current Report on Form 8-K may constitute forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions. These forward-looking statements are not historical facts and are based on current expectations, estimates and projections about KCG’s industry, management beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Any forward-looking statement contained herein speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict including, without limitation, risks associated with: (i) the strategic combination of Knight Capital Group, Inc. (“Knight”) and GETCO Holding Company, LLC (“GETCO”), including, among other things, (a) difficulties and delays in integrating the Knight and GETCO businesses or fully realizing cost savings and other benefits, (b) the inability to sustain revenue and earnings growth, and (c) customer and client reactions; (ii) the August 1, 2012 technology issue at Knight that resulted in Knight’s broker-dealer subsidiary sending numerous erroneous orders in NYSE-listed and NYSE Arca securities into the market and the impact to Knight’s capital structure and business as well as actions taken in response thereto and consequences thereof; (iii) the costs and risks associated with Knight’s sale of its institutional fixed income sales and trading business, KCG’s sale of its reverse mortgage origination and securitization business and the departures of the managers of the listed derivative group; (iv) the ability of KCG’s broker-dealer subsidiary to recover all or a portion of the damages that are attributable to the manner in which NASDAQ OMX handled the Facebook IPO; (v) changes in market structure, legislative, regulatory or financial reporting rules, including the continuing legislative and regulatory scrutiny of high-frequency trading; (v) past or future changes to organizational structure and management; (vi) KCG’s ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by KCG’s customers and potential customers; (vii) KCG’s ability to keep up with technological changes; (viii) KCG’s ability to effectively identify and manage market risk, operational risk, legal risk, liquidity risk, reputational risk, counterparty risk, international risk, regulatory risk, and compliance risk; (ix) the cost and other effects of material contingencies, including litigation contingencies, and any adverse judicial, administrative or arbitral rulings or proceedings; and (x) the effects of increased competition and KCG’s ability to maintain and expand market share. The list above is not exhaustive. Readers should carefully review the risks and uncertainties disclosed in KCG’s and Knight’s reports with the Securities and Exchange Commission (“SEC”), including, without limitation, those detailed under “Certain Factors Affecting Results of Operations” in KCG’s Quarterly Report on Form 10-Q for the period ended September 30, 2013, under “Risk Factors” in Knight’s Annual Report on Form 10-K for the year ended December 31, 2012, and in the Current Reports on Form 8-K filed by the Company on August 9, 2013 and November 12, 2013, respectively, and in other reports or documents KCG files with, or furnishes to, the SEC from time to time.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable

(b)	Pro forma financial information

The unaudited pro forma condensed consolidated statement of financial condition for KCG as of September 30, 2013 and unaudited pro forma condensed combined consolidated statements of operations for KCG for the nine months ended September 30, 2013 and for the year ended December 31, 2012 are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(c)	Not applicable

(d)	Exhibits.

Exhibit Number	Description

2.1	Stock Purchase Agreement, dated July 29, 2013, by and among Knight Libertas Holdings LLC, KCG Holdings, Inc. and UFG Holdings LLC (included as Exhibit 2.1 to KCG Holdings, Inc.’s Quarterly Report on Form 10-Q filed on August 9, 2013, and incorporated herein by reference).

99.1	Press Release of KCG Holdings, Inc., dated December 2, 2013.

99.2	Unaudited pro forma condensed consolidated statement of financial condition for KCG as of September 30, 2013 and unaudited pro forma condensed combined consolidated statements of operations for KCG for the nine months ended September 30, 2013 and for the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KCG HOLDINGS, INC.

Date: December 5, 2013	By:	/s/ Andrew M. Greenstein
Andrew M. Greenstein
Managing Director, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Stock Purchase Agreement, dated July 29, 2013, by and among Knight Libertas Holdings LLC, KCG Holdings, Inc. and UFG Holdings LLC (included as Exhibit 2.1 to KCG Holdings, Inc.’s Quarterly Report on Form 10-Q filed on August 9, 2013, and incorporated herein by reference).

99.1	Press Release of KCG Holdings, Inc., dated December 2, 2013.

99.2	Unaudited pro forma condensed consolidated statement of financial condition for KCG as of September 30, 2013 and unaudited pro forma condensed combined consolidated statements of operations for KCG for the nine months ended September 30, 2013 and for the year ended December 31, 2012.